                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 1996
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                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                  0-27314                 11-2994671
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State or Other Jurisdiction     Commission              (IRS Employer
     of Incorporation           File Number          Identification No.)

  565 Taxter Road, Elmsford, New York                   10523-5200
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(Address of Principal Executive Offices)                 Zip Code

Registrant's telephone number, including area code:  (914) 592-6677
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                         ------------------------------
                         Former name or former address,
                          if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (c)     Exhibits

                        a-1*   Report of Independent Auditors

                        a-2* Statements of Financial Condition at June 30, 1996 (unaudited) and December 31, 1995 and 1994

                        a-3* Statements of Operations for the six months ended June 30, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

                        a-4* Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993 and for the six months ended June 30, 1996 (unaudited)

                        a-5* Statements of Cash Flows for the six months ended June 30, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

                        a-6*   Notes to Financial Statements

                        b-1* Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the six months ended June 30, 1996

                       2.1** Agreement for the Sale and Purchase of the Entire Issued Share Capital of Heritable Group Limited, dated June 14, 1996

                      23.1     Consent of Independent Auditors

                      99.1**   Press Release, dated June 14, 1996

 * Filed previously in Form 8-K/A

** Filed previously in Form 8-K

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CITYSCAPE FINANCIAL CORP.
                                                         (Registrant)


                                                  By:     /s/ Robert Grosser
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                                                  Name:   Robert Grosser
                                                  Title:  President

Dated:  September 11, 1996

                               INDEX TO EXHIBITS



EXHIBITS        DESCRIPTION                                                 PAGE
- --------        -----------                                                 ----
a-1*            Report of Independent Auditors

a-2*            Statements of Financial Condition at June 30, 1996
                (unaudited) and December 31, 1995 and 1994

a-3*            Statements of Operations for the six months ended
                June 30, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

a-4* Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993 and for the six months ended June 30, 1996 (unaudited)

a-5*            Statements of Cash Flows for the six months ended
                June 30, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

a-6*            Notes to Financial Statements

b-1*            Unaudited Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995
                and the six months ended June 30, 1996

2.1**           Agreement for the Sale and Purchase of the Entire
                Issued Share Capital of Heritable Group Limited, dated June 14, 1996

23.1            Consent of Independent Auditors

99.1**          Press Release, dated June 14, 1996


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 * Filed previously in Form 8-K/A

** Filed previously in Form 8-K